UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2004

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GIBRALTAR STEEL CORPORATION
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(Exact name of registrant as specified in its chapter)

Delaware                        0-22462                16-1445150
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(State or other jurisdiction           (Commission             (IRS Employer
            of incorporation)                          File Number)          Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York                         14219-0228
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(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (716) 826-6500
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(Former name or former address, if changed since last report)

Item 5.      Other Events

            The registrant hosted its second quarter 2004 earnings conference call on July 29, 2004, during which the registrant presented information regarding its second quarter 2004 earnings.

Exhibit 99.1 is incorporated by reference under this Item 5.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

            (a) Financial Statements of Businesses Acquired. No financial statements are required to be filed under applicable rules.

            (b) Pro Forma Financial Information. No pro forma financial information is required under applicable rules.

            (c) Exhibits.

            99.1 Investor presentation  July 29, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2004              GIBRALTAR STEEL CORPORATION

                                                 /S/  David W. Kay
                                             Name: David W. Kay
                                            Title:   Chief Financial Officer

EXHIBIT INDEX

99.1 Conference Call Investor Presentation made July 29, 2004